UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

May 3, 2022

HUNTINGTON INGALLS INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34910	90-0607005
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Newport News	4101 Washington Avenue Virginia	23607
(Address of principal executive offices)		(Zip Code)

(757) 380-2000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	HII	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 3, 2022, Huntington Ingalls Industries, Inc. (the “Company”) held its 2022 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders approved the Huntington Ingalls Industries, Inc. 2022 Long-Term Incentive Stock Plan (the “2022 Long-Term Incentive Stock Plan”), which had previously been adopted by the Company’s Board of Directors (the “Board”), subject to stockholder approval.

The 2022 Long-Term Incentive Stock Plan authorizes the issuance of stock options, stock appreciation rights, restricted stock, restricted stock units, deferred stock units, performance shares, performance share units, performance units and other forms of awards granted or denominated in common stock or units of common stock. Employees, including executive officers, of the Company and its subsidiaries or affiliates, non-employee members of the Board and third-party consultants, agents, advisors or independent contractors who are natural persons and provide certain services to the Company or its subsidiaries and affiliates are eligible to receive awards under the 2022 Long-Term Incentive Stock Plan.

The foregoing brief description is qualified in its entirety by the description of the material terms and conditions of the 2022 Long-Term Incentive Stock Plan set forth in Item 4 on pages 96 to 101 of the Company’s definitive proxy statement for the Annual Meeting, filed with the Securities and Exchange Commission on March 21, 2022, and is incorporated herein by reference. A complete copy of the 2022 Long-Term Incentive Stock Plan is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)

Exhibits.

Exhibit No.	Description

99.1	Huntington Ingalls Industries, Inc. 2022 Long-Term Incentive Stock Plan (incorporated herein by reference to Annex B to Huntington Ingalls Industries, Inc.’s definitive proxy statement, filed with the Securities and Exchange Commission on March 21, 2022)

104	Cover Page Interactive Data File (embedded within Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUNTINGTON INGALLS INDUSTRIES, INC.

Date: May 9, 2022	By:	/s/ Charles R. Monroe, Jr.
Charles R. Monroe, Jr.
Corporate Vice President,
Associate General Counsel and Secretary